Portions of this exhibit indicated by bracketed asterisks have been omitted because they are not material and would cause competitive harm to OptiNose, Inc. if publicly disclosed.
AMENDMENT NO. 1 TO
MANUFACTURING SERVICES AGREEMENT FOR SUBASSEMBLY

This Amendment No. 1 (this “Amendment”), dated September 15, 2020 (the “Amendment Effective Date”), is entered into by and between, on the one hand, OptiNose US, Inc. having its place of business at 1020 Stony Hill, Suite 300. Yardley PA 19067 (“OPN US”), OptiNose UK Ltd. duly organized and existing under the laws of England and having offices located at Hunts Rise, South Marston Park, Wiltshire, SN3 4TG, England ("OPN UK"), and OptiNose AS, duly organized and existing under the laws of Norway and having offices located at Gaustadalleen 21 0349 Oslo, Norway ("OPN Norway", and collectively with OPN US and OPN UK, "OPN") and, on the other hand, Advance Mold & Manufacturing, Inc., d/b/a Vision Technical Molding (“VTM”) located at 71 Utopia Road, Manchester, CT 06042.
WHEREAS, OPN and VTM previously entered into that certain Manufacturing Services Agreement for Subassembly, dated December 21, 2018 (the “Agreement”);
WHEREAS, on May 28, 2020, VTM sent OPN a notice requesting a payment of $[***] in connection with additional costs VTM claims to have incurred for Covid related personal protection equipment and related cleanings while performing its services under the Agreement from March 1 to June 30, 2020 (the “Covid Claim”);
WHEREAS, OPN has requested the assembly and potential use of a [***] production line at VTM and VTM has agreed to assemble and use such [***] production line; and
WHEREAS, OPN and VTM now desire to amend the Agreement, as described below, by entering into this Amendment.
NOW THEREFORE, it is agreed by the parties as follows:
1. Definitions. Capitalized terms used in this Amendment, but not otherwise defined herein, shall have the meanings assigned to such terms in the Agreement.
2. Covid Claim. VTM agrees that no amount shall be due in connection with the Covid Claim, nor due in 2020 for any other Covid-related costs or expenses VTM may incur or has incurred in connection with VTM’s performance of its services under the Agreement. [***].
3. [***] Production Line.
a. VTM and OPN hereby agree that VTM shall install and validate a [***] DSA production line (the “[***] Line”) at VTM’s facility located in Manchester, NH (the “Facility”). VTM shall take all such reasonable actions to modify and configure its cleanroom and space adjacent to the production [***] currently used for OPN at the Facility for such [***] Line installation. The detailed configuration, costs and planning for such [***] Line installation shall be set forth in writing in a separate agreement to be reasonably agreed to by the parties (the “Installation Plan”), which cost shall not exceed US$[***] and which shall note OPN shall have at least seven (7) days to respond and reply to any inquiry or request from VTM related to such [***] Line Installation. VTM shall validate the [***] Line (by way of an approved performance qualification report (“PQ Report”)) as shall be set forth in writing in a separate agreement to be reasonably agreed to by the parties, which cost shall not exceed US$[***]. The parties shall use their respective commercially reasonable efforts to perform process validation work in compliance with the Installation Plan in order for the PQ Report to occur by [***]. Should the PQ Report not occur by [***] and if any delay is solely and directly caused by OPN’s actions or inactions contrary to the Installation Plan, OPN shall pay VTM a fee of US$[***] per week for each week of delay caused solely and directly by OPN’s violation of the Installation Plan.
b. After [***] and after successful completion of the PQ Report, for so long as the [***] Line remains validated at the Facility and provided that OPN has not delivered a Removal Notice (as defined below), OPN hereby agrees that it shall order a minimum of [***] DSA per month from VTM (“Minimum [***] Line Order”). Should OPN fail to order the Minimum [***] Line Order in any month and should during such month the [***] Line be idle for at least [***] days during such a week in such month, OPN shall owe VTM US$[***] as an idle fee for each such week, which shall be due within [***] days of OPN’s receipt of an invoice from VTM for such fee.
c. At any time after the successful completion of the PQ Report or if the PQ Report is not successfully completed by [***], OPN shall have the right (at its sole discretion) to provide written notice to VTM that OPN requests the removal of the [***] Line (“Removal Notice”). Upon receipt of the Removal Notice, (i) the Minimum [***] Line Order and related obligations set forth in Section 3(b) shall cease [***] days from the date of such Removal Notice, and (ii) the parties shall work together in good faith to coordinate and arrange the timely decommissioning of the [***] Line (for which VTM shall only charge OPN for those reasonable costs and expenses actually incurred in connection with such decommission).
4. Entire Agreement. Each Party acknowledges that this Amendment, together with the MSA, constitutes the entire agreement of the Parties with respect to the subject matter hereof. This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement.
5. Full Force and Effect. Except as expressly amended hereby, all of the other terms and conditions of the MSA shall remain unchanged and in full force and effect in accordance with their original terms.
6. Authority. Each Party hereby represents and warrants that is has full power and authority to enter into this Amendment.
[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized officers as of the date first written above.

ADVANCE MOLD & MANUFACTURING, INC.

By: /s/ Timothy Stewart__________
Name: Timothy Stewart
Its: Vice-President and Secretary

OPTINOSE US, INC.

By: /s/ Michael Berkey__________
Name: Michael Berkey
Its: VP, Technical Operations

OPTINOSE UK LTD.

By: /s/ Michael Berkey__________
Name: Michael Berkey
Its: Director

OPTINOSE AS

By: /s/ Peter Miller __________
Name: Peter Miller
Its: Director